MARSICO TO ADD REDEMPTION FEES

THE MARSICO INVESTMENT FUND

Supplement dated January 5, 2004
(to the Prospectus and Statement of Additional Information dated February 1, 2003)

Effective January 30, 2004, the Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund, and Marsico International Opportunities Fund (each referred to as the "Fund") will impose a 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) 30 days or less after their date of purchase.

The redemption fee is not a sales charge (or load); it will be paid directly to the Fund. The redemption fee will apply only to Fund shares purchased on or after January 30, 2004. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Funds. Please see "Frequent Purchases and Redemptions of Fund Shares" below for more information.

Until January 30, 2004, shares of the Marsico International Opportunities Fund will remain subject to the existing 2.00% redemption fee on Fund shares redeemed (including in connection with an exchange) three months or less after their date of purchase.

To reflect the Funds' redemption fee, the following changes are made to the Prospectus and Statement of Additional Information ("SAI").

The "Shareholder Fees" table under the section entitled "Expenses" on page 12 of the Prospectus is amended in part as follows:

                SHAREHOLDER FEES (fees paid directly from your investment)
	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
Wire Redemption Fee	$10.00	$10.00	$10.00	$10.00
IRA Redemption Fee	12.50	12.50	12.50	12.50
Redemption Fee on shares held 30 days or less (as a percentage of amount redeemed)	2.00%(1)	2.00%(1)	2.00%(1)	2.00%(2)

(1)	Shares of the Funds held for 30 days or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after January 30, 2004.
(2)

Shares of the Fund held for 30 days or less are subject to a redemption fee of 2.00%. The fee applies only to shares of the Fund purchased on or after January 30, 2004. Purchases prior to January 30, 2004, are subject to a redemption fee of 2.00% on shares held three months or less (as a percentage of amount redeemed).

The following section is inserted after the fourth paragraph in the section entitled "Payment of Redemption Proceeds" on page 24 of the Prospectus:

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The following are the policies and procedures of the Funds approved or ratified by the Fund's Board of Trustees relating to frequent purchases and redemptions of Fund shares. The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by multiple investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors.

     As a result, the Funds seek to discourage large and frequent short-term trades by multiple investors. The Fund do not have any arrangements with any person to permit frequent purchases and redemptions of their shares. "Time zone arbitrage" of mutual funds that hold substantial foreign securities (such as the International Opportunities Fund) is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on major events that happened after the close of foreign markets, if the events may not yet be fully reflected in closing foreign quotations that may be used to value mutual fund shares.

     To discourage large and frequent short-term trades by multiple investors, and to compensate the Funds for costs that may be imposed by such trades, as of January 30, 2004, each Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

     The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund's Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading. Please contact us at 1-888-860-8686 if you have any questions as to whether the redemption fee applies to some or all of your shares.

     The Funds may take other steps to discourage large and frequent short-term trades by multiple investors, including fair value pricing of certain foreign securities as discussed on page 16.

Additionally, the third paragraph in the section entitled "How to Buy and Sell Shares" on pages 41 and 42 of the SAI is revised as follows:

     Effective January 30, 2004, each of the Marsico Focus Fund, Marsico Growth Fund, and Marsico 21st Century Fund will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. Also effective January 30, 2004, the Marsico International Opportunities Fund will revise its redemption fee to be applicable to shares redeemed or exchanged within 30 days or less from their date of purchase. The Fund's current redemption fee applies to Fund shares redeemed or exchanged within three months or less from their date of purchase.

[Marsico Funds Logo]